UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 16, 2025

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota			001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

13200 Pioneer Trail	Eden Prairie	Minnesota		55347
(Address of Principal Executive Offices)				(Zip Code)

Registrant's telephone number, including area code   952-829-8600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	WGO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of Winnebago Industries, Inc. (the “Company”) held on December 16, 2025 (the “Annual Meeting”), the Company’s shareholders approved the amended and restated 2019 Omnibus Incentive Plan (the “Restated Incentive Plan”), which incorporated certain amendments to the plan, including an increase in the number of shares of the Company’s common stock available for issuance thereunder by an additional 820,000 shares and an extension of the term of the plan. The Company’s shareholders also approved the amended and restated Employee Stock Purchase Plan (the “Restated ESPP”), which incorporated certain amendments to the plan, including an increase in the number of shares of the Company’s common stock for issuance thereunder by an additional 200,000 shares. A description of the terms of the Restated Incentive Plan and the Restated ESPP can be found in Proposals 3 and 4, respectively, in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on November 4, 2025 (the “2025 Proxy Statement”), and the full text of the Restated Incentive Plan and the Restated ESPP are attached as Appendix A and Appendix B, respectively, to the 2025 Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, five proposals were voted upon by the Company’s shareholders. The proposals are described in detail in the 2025 Proxy Statement. A brief description of the proposals and the final results of the votes for each matter follows.

Item 1 – Election of Directors.

The following nominees were elected as Class II directors of the Company for three-year terms ending in 2028:

Name	Votes For	Votes Withheld	Broker Non-Votes
Kevin E. Bryant	20,294,000	613,753	3,468,741
John M. Murabito	19,109,818	1,797,935	3,468,741
Michael E. Pack	20,804,623	103,130	3,468,741

Item 2 – Advisory Approval of the Compensation of Named Executive Officers.

The compensation of the Company’s named executive officers was approved in a non-binding vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
20,040,899	776,712	90,142	3,468,741

Item 3 – Approval of Amended and Restated 2019 Omnibus Incentive Plan.

The proposal to approve the Company’s amended and restated 2019 Omnibus Incentive Plan was approved:

Votes For	Votes Against	Abstain	Broker Non-Votes
19,554,470	1,269,526	83,757	3,468,741

Item 4 – Approval of Amended and Restated Employee Stock Purchase Plan.

The proposal to approve the Company’s amended and restated Employee Stock Purchase Plan was approved:

Votes For	Votes Against	Abstain	Broker Non-Votes
20,562,730	277,523	67,500	3,468,741

Item 5 – Ratification of the Selection of Deloitte & Touche LLP as Independent Registered Public Accountant for Fiscal 2026.

The selection of Deloitte & Touche LLP as the Company’s independent registered public accountant for the fiscal year ending August 29, 2026 was ratified:

Votes For	Votes Against	Abstain
23,759,789	597,302	19,403

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.

Date:	December 17, 2025	By:	/s/ Stacy L. Bogart
		Name:	Stacy L. Bogart
		Title:	Senior Vice President—Chief Legal Officer, Corporate Secretary and Corporate Responsibility